UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Semi-Annual Report
April 30, 2016

TAXI
Aberdeen

Aberdeen
Simply asset management.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Semi-Annual Report

April 30, 2016

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.035 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2015, through the distributions declared on May 10, 2016 and June 9, 2016, consisted of 50% net investment income and 50% return of capital.

In January 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., (“Computershare”) the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees, was 6.9% for the six-month period ended April 30, 2016 and 8.2% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period ended April 30, 2016 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 11.0%, assuming reinvestment of dividends and distributions. The Fund’s share price increased by 6.1% over the six-month period, from $4.75 on October 31, 2015 to $5.04 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 11.4% to the NAV per share of $5.69 on that date, compared with a discount of 14.7% to the NAV per share of $5.57 on October 31, 2015.

Portfolio Allocation

As of April 30, 2016, the Fund held 37.7% of its total investments in Australian debt securities, 56.1% in Asian debt securities, 4.5% in European debt securities and 1.7% in U.S. debt securities.

Of the Fund’s total investments, 39.1% were held in U.S. Dollar-denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 40.4% in the Australian Dollar and 20.5% in various Asian currencies.

Since April 30, 2016, the Fund has introduced investments in higher yielding Asian local currency markets, such as India and Indonesia,

and slightly reduced its Australian exposure. In addition, the Fund’s blended benchmark will change effective July 31, 2016. Please see “Subsequent Events,” Note 14 to the Notes to Financial Statements for more information about the new benchmark.

Credit Quality

As of April 30, 2016, 58.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc (“Moody’s”).2

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is jointly and primarily responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2016 totaled $0.42 per share. Based on the share price of $5.04 on April 30, 2016, the distribution rate over the twelve-month period ended April 30, 2016 was 8.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 10, 2016 and June 9, 2016, the Fund announced that it will pay on May 27, 2016 and June 27, 2016 a distribution of US $0.035 per share to all shareholders of record as of May 19, 2016 and June 20, 2016, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (continued)

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
Revolving Credit Facility	$125	April 9, 2017
7-year Series A Senior Secured Notes	$100	June 12, 2020
10-year Series B Senior Secured Notes	$100	June 12, 2023
5-year Term Loan A	$100	June 12, 2018
4-year Term Loan B	$100	December 14, 2019
10-year Series A Mandatory Redeemable Preferred Shares	$50	June 27, 2023

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings3 and the combined $200 million 7- and 10-year Series A and B Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 1,676,887 and 4,991,465 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-assets.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager web casts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

[3]	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenfax.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Most Asia-Pacific and emerging-market (EM) bond markets strengthened in local-currency terms over the six-month period ended April 30, 2016. The first half of the reporting period was marked by heightened global volatility. A confluence of events, such as the U.S. Federal Reserve’s (Fed’s) first interest-rate hike in nearly a decade, sharp gyrations in Chinese equities and the tumble in commodity prices, quelled investor risk appetite for Asia-Pacific bonds. Market sentiment gradually recovered in the latter months of the period. Although investors questioned the effectiveness of negative interest rates imposed by central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to lower rates and the Fed adopted a more dovish policy stance. Additionally, Chinese economic growth fears abated as Beijing’s policy communication improved and commodity prices rebounded beginning in mid-February 2016.

In Australia, performance in government bonds varied over the reporting period, with longer-dated yields falling and shorter-dated yields rising. The central bank remained accommodative as deflationary pressures persisted. (Following the end of the reporting period, the benchmark rate was trimmed by 25 basis points to a record low of 1.75%.) The performance of the New Zealand market was significantly stronger over the period. As the country struggled with weak inflation, the central bank cut its benchmark interest rate twice and yields subsequently declined in response. Both the Australian and New Zealand dollars strengthened against the U.S. dollar, with the former rallying 6.5% during the reporting period following improvement in investor sentiment towards China, a key export market for the country.

Indonesian and Indian government bonds outperformed their Asian peers during the reporting period due to their respective central bank interest-rate cuts. The Indonesian market was also bolstered by stimulus measures in an effort to reboot the economy, while India gained further on the central bank’s liquidity-boosting measures and the announcement of a fiscally prudent budget, which eased initial investor concerns over a higher public wage bill. Bond markets in Taiwan, Thailand and Korea performed well over the period, particularly at the long end of the yield curve. Taiwan’s central bank eased monetary policy, while hopes of additional rate cuts buttressed the markets in Thailand and Korea. Singapore bond yields also moved lower over the reporting period, but the rally lost momentum after the central bank unexpectedly removed the appreciation bias from its currency policy, reflecting its concerns over slowing economic growth. Malaysian yields retreated on keen buying interest as valuations became more attractive, but profit-taking later ensued.

The weaker U.S. dollar benefited most Asian currencies over the reporting period: the Malaysian ringgit and Indonesian rupiah saw notable gains, rebounding from underperformance in the previous six months; the Korean won and Philippine peso also rallied but ended the period largely unchanged; the Indian rupee and Chinese yuan declined partly on the back of equity outflows in their respective markets.

In Asian credit markets, investment-grade spreads narrowed, but high-yield spreads generally widened, particularly among sovereign bonds. The markets’ performance was influenced significantly by commodity prices, which tumbled initially, but later rebounded as fears over China’s economy subsided. Towards the end of the reporting period, however, rising defaults in the Chinese onshore market dampened investor sentiment again.

Fund performance review

Fund performance over the reporting period was hindered mainly by security selection in the Asian local-currency government bond and Asian U.S. dollar-denominated credit segments. On a positive note, security selection in Australian and New Zealand bonds contributed to performance.

The Fund’s underweight positions in the Malaysian ringgit and Thai bonds also weighed on performance. Conversely, the overweight allocation to Indian government bonds had a positive impact on Fund performance.

In Asian U.S. dollar-denominated credits, the overweight to the volatile high-yield oil-and-gas sector detracted from the Fund’s relative performance. But the overweight to more stable investment-grade credits in the same sector contributed to performance.

Within the Australia and New Zealand portion of the Fund, both the currency and interest rate strategies were positive, with the former contributing the bulk of relative outperformance.

The overall impact from the Fund’s use of derivatives was negative. The impact of currency management in the Asian local-currency bond segment via forwards was relatively flat. In the overlay, derivatives used for interest-rate management and currency management detracted from performance, subtracting about 107 basis points from its return, particularly because of the long U.S. dollar-short Australian dollar position, given the Australian dollar’s strong rally over the first four months of 2016.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Outlook

We think that it may be an exaggeration to say that March was a turning point for commodity-related and emerging markets. We believe that the environment remains in a state of flux. Risks persist, but markets are no longer on a downward trajectory with no end in sight, in our opinion. The Fed has adopted a more dovish stance and global monetary policy generally remains accommodative. While the Chinese economy faces hurdles, we feel that investor sentiment towards the mainland has become more rational as the economic and political backdrop continues to stabilize. Furthermore, commodity markets have arguably tested their lows, even though we believe that the weak global economy is unlikely to be able to support a sustained rally in prices. These factors have encouraged investors to reduce their significant underweight exposure to emerging markets.

In the near term, however, we think that further market consolidation is likely, even if valuations look attractive in bonds, equities and currencies. Additionally, China-related concerns may resurface, given worries about speculation in commodities in the mainland and the rising number of corporate defaults. Nevertheless, we believe that any spike in volatility and swings in valuations may present us with buying opportunities.

In Australia, the economy appears to be on firmer footing and we believe that gross domestic product (GDP) growth will reach around 2.5% for the 2016 calendar year.1 Despite our positive outlook, however, we think that wages and price pressures could remain subdued amid ongoing slack in the labor market. We forecast core consumer-price inflation to remain below the Reserve Bank of Australia’s target range of 2-3% for some time.2 In our opinion, the central bank’s decision to cut the cash rate in May 2016 demonstrates its heightened concerns that inflation may fall short of its target. To boost price pressures, we believe that the level of exchange rate will likely matter to the central bank as well. Nonetheless, we believe that monetary policy easing this time will be gradual as there is no crisis of confidence that was present in the last easing cycle. Although the stabilization in commodity prices has been a key support for the Australian dollar, we think that domestic factors, particularly when coupled with a generally cautious tone, continue to suggest some downside risks in the Australian dollar. In New Zealand, we believe that the weak inflation outlook, coupled with headwinds associated with the dairy sector, may lead to further cuts in the policy rate to 1.75% before the end of 2016,3 and could also weigh on the New Zealand dollar.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On April 9, 2014, the Fund renewed its $150 million revolving credit facility for a 3-year period with a syndicate of banks (the “Revolving Credit Facility”). On June 12, 2013, the Fund entered into a note purchase agreement (the “Note Purchase Agreement”) with institutional investors relating to the private placement of $200 million of senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016, on December 14, 2015, the maturity of this loan was extended to December 14, 2019, and $100 million due June 12, 2018 (the “Term Loan Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2016 was $125 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the

[1,2,3]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS, includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2016, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2016, the Fund held interest rate swap agreements with an aggregate notional amount of $125 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of April 30, 2016	Amount (in millions)	Fixed Rate Payable (%)
6 months	$59.0	1.42
18 months	$66.0	0.84

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.3%	-2.6%	0.6%	5.9%
Market Value	-0.8%	-6.0%	-0.7%	5.4%

Aberdeen Asset Management Inc. (“AAMI”) has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. For the six-month period ended April 30, 2016, AAMI did not waive any investor relation service fees because the Fund did not reach the capped amount. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended April 30, 2016 was 2.24%. The annualized net operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2016 was 1.16%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2016, 58.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2016 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	NR*** %
April 30, 2016*	37.2	11.2	10.3	22.4	6.4	4.1	8.4
October 31, 2015	36.9	12.4	9.2	22.9	7.5	5.4	5.7
April 30, 2015*	36.3	11.2	10.7	25.6	8.9	4.6	2.7

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s Investor Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager has evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2016, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2016*	37.7	56.1	4.5	1.7	0.0
October 31, 2015	34.6	57.7	3.8	3.8	0.1
April 30, 2015*	31.9	61.5	3.8	2.7	0.1

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2016, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar** %
April 30, 2016*	40.4	20.5	39.1
October 31, 2015	37.4	20.4	42.2
April 30, 2015*	38.7	20.7	40.6

*	Unaudited
**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 39.1% of the Fund’s total investments on April 30, 2016, 42.2% of the Fund’s total investments on October 31, 2015, 40.6% of the Fund’s total investments on April 30, 2015.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2016, the average maturity of the Fund’s total investments was 7.8 years, compared with 7.9 years at October 31, 2015, and 7.9 years at April 30, 2015. The following table shows the maturity composition of the Fund’s investments as of April 30, 2016, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2016*	20.3	17.6	42.3	19.8
October 31, 2015	22.9	15.6	42.5	19.0
April 30, 2015*	26.3	16.4	38.2	19.1

*	Unaudited

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2016 and the previous six and twelve month periods.

	April 30, 2016	October 31, 2015	April 30, 2015
Australia
90 day Bank Bills	2.16%	2.11%	2.25%
10 yr bond	2.30%	2.40%	2.49%
Australian Dollar	$0.76	$0.71	$0.79
New Zealand
90 day Bank Bills	2.42%	2.98%	3.64%
10 yr bond	2.85%	3.30%	3.45%
New Zealand Dollar	$0.70	$0.68	$0.76
South Korea
90 day commercial paper	1.61%	1.57%	1.80%
10 yr bond	1.80%	2.11%	2.41%
South Korean Won*	~~W~~1139.40	~~W~~1140.05	~~W~~1072.00
Thailand
3 months deposit rate	1.00%	1.00%	1.00%
10 yr bond	1.80%	2.65%	2.48%
Thai Baht*	~~B~~34.93	~~B~~35.57	~~B~~32.97
Philippines
90 day T-Bills	1.91%	2.30%	2.35%
10 yr bond	4.58%	3.72%	4.31%
Philippine Peso*	~~P~~46.89	~~P~~46.82	~~P~~44.53
Malaysia
3-month T-Bills	2.48%	2.96%	2.93%
10 yr bond	3.88%	4.37%	3.85%
Malaysian Ringgit*	~~R~~3.91	~~R~~4.30	~~R~~3.56
Singapore
3-month T-Bills	0.70%	1.16%	0.95%
10 yr bond	2.00%	2.46%	2.25%
Singapore Dollar*	~~S~~$1.34	~~S~~$1.40	~~S~~$1.32
U.S.$ Bonds**
Indonesia	3.96%	4.44%	3.89%
Philippines	1.34%	1.57%	1.78%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—62.2%
AUSTRALIA—8.6%
AUD	3,000	AAI Ltd., 6.75%, 10/06/2016 (a)(b)	$2,306,369
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,170,609
AUD	10,900	BHP Billiton Finance Ltd., 3.75%, 10/18/2017	8,346,541
AUD	9,500	Brisbane Square Finance Pty Ltd., 6.79%, 11/25/2025 (c)(d)(e)	6,284,653
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	6,443,176
USD	11,000	Commonwealth Bank of Australia, 4.50%, 12/09/2025 (f)	11,300,256
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	4,045,490
AUD	7,500	KfW, 3.75%, 07/18/2018 (g)	5,872,990
AUD	5,000	KfW, 6.00%, 08/20/2020 (g)	4,323,878
AUD	10,600	KfW, 6.25%, 02/23/2018 (g)	8,621,954
AUD	10,500	KfW, 6.25%, 12/04/2019 (g)	9,014,526
AUD	15,000	KfW, 6.25%, 05/19/2021 (g)	13,298,405
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	8,701,022
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (g)	8,518,344
AUD	2,900	National Capital Trust III, 3.24%, 09/30/2016 (a)(b)(h)	2,170,594
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(b)	1,906,938
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	3,674,388
AUD	4,300	Novion Property Group, 7.25%, 05/02/2016	3,270,681
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	6,233,356
AUD	3,800	RWH Finance Pty Ltd., 6.20%, 03/26/2017 (a)(b)(d)	2,859,801
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/15/2020	1,812,446
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	3,119,959
			124,296,376
CHINA—15.0%
USD	3,950	Agile Property Holdings Ltd., 9.00%, 05/21/2018 (b)(f)	4,196,816
USD	6,000	China Aoyuan Property Group Ltd., 11.25%, 01/17/2017	6,487,884
CNH	11,250	China Development Bank Corp., 3.60%, 11/13/2018	1,721,857
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023 (f)	7,730,422
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (f)	5,328,102
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023 (f)	7,956,750
USD	12,160	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	12,627,965
USD	5,400	CNPC General Capital Ltd., 2.75%, 05/14/2019 (f)	5,484,802
USD	8,350	CNPC General Capital Ltd., 3.40%, 04/16/2023 (f)	8,409,352
USD	6,670	Country Garden Holdings Co. Ltd., 7.25%, 10/04/2017 (b)(f)	6,861,876
USD	4,348	CRCC Yuxiang Ltd., 3.50%, 05/16/2023 (f)	4,413,433
USD	15,143	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (f)	17,095,448
USD	1,720	FPC Treasury Ltd., 4.50%, 04/16/2023 (f)	1,728,301
USD	10,700	Franshion Investment Ltd., 4.70%, 10/26/2017 (f)	11,006,459
USD	5,876	Future Land Development Holdings Ltd., 10.25%, 07/21/2017 (b)(f)	6,348,430
USD	8,800	Green Dragon Gas Ltd., 10.00%, 05/30/2016 (b)(d)(f)	5,280,000
USD	4,000	Greenland Global Investment Ltd., 5.88%, 07/03/2024 (f)	3,893,932
USD	8,629	Greenland Hong Kong Holdings Ltd., 4.75%, 10/18/2016 (f)	8,629,000
USD	3,674	Kunlun Energy Co. Ltd., 3.75%, 05/13/2025 (f)	3,675,176
USD	3,800	Logan Property Holdings Co. Ltd., 11.25%, 06/04/2017 (b)(f)	4,169,710
USD	15,000	Proven Honour Capital Ltd., 4.13%, 05/19/2025 (f)	15,165,600
USD	14,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (f)	14,853,986
USD	1,385	Shanghai Electric Group Investment Ltd., 3.00%, 08/14/2019 (f)	1,406,844
USD	1,250	Shimao Property Holdings Ltd., 6.63%, 01/14/2017 (b)(f)	1,304,737
USD	8,000	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (b)(f)	8,819,304
USD	5,200	Sinopec Capital 2013 Ltd., 144A, 3.13%, 04/24/2023 (f)	5,126,280

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
CHINA (continued)
USD	4,109	Sinopec Capital 2013 Ltd., REG S, 3.13%, 04/24/2023 (f)	$4,050,747
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (f)	1,674,230
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (f)	4,687,307
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (f)	6,268,661
USD	4,000	Star Energy Geothermal Wayang Windu Ltd., 6.13%, 03/28/2017 (f)	4,040,000
USD	11,469	Wanda Properties International Co. Ltd., 7.25%, 01/29/2024 (f)	11,821,683
USD	2,812	Yingde Gases Investment Ltd., 144A, 8.13%, 05/31/2016 (b)(f)	2,186,330
USD	3,079	Yingde Gases Investment Ltd., REG S, 8.13%, 05/31/2016 (b)(f)	2,393,922
			216,845,346
HONG KONG—4.7%
USD	4,103	Champion Ltd., 3.75%, 01/17/2023 (f)	4,115,764
USD	17,000	HLP Finance Ltd., 4.75%, 06/25/2022 (f)	18,258,850
USD	1,600	Hong Kong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/2022	1,771,490
USD	9,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027 (f)	12,864,149
USD	4,417	Hutchison Whampoa International Ltd., 1.63%, 10/31/2017 (f)	4,416,148
USD	2,880	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (f)	4,061,359
USD	3,973	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (f)	4,606,078
USD	8,149	Standard Chartered PLC, 3.95%, 01/11/2023 (f)	7,966,356
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026 (f)	4,992,535
USD	2,871	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (f)	2,806,652
USD	1,800	Swire Pacific Financing Ltd., 6.25%, 04/18/2018	1,950,352
			67,809,733
INDIA—9.2%
INR	300,000	Axis Bank Ltd., 8.85%, 12/05/2024	4,740,407
USD	2,900	Bank of Baroda, 4.88%, 07/23/2019 (f)	3,094,265
USD	3,050	Bank of Baroda, 5.00%, 08/24/2016 (f)	3,078,978
USD	6,727	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (f)	7,241,104
USD	3,652	Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024 (f)	3,957,077
USD	4,573	Bharti Airtel Ltd., 4.38%, 06/10/2025 (f)	4,678,330
INR	100,000	Export-Import Bank of India, 8.87%, 10/30/2029	1,580,715
USD	6,487	GCX Ltd., 7.00%, 08/01/2016 (b)(f)	6,130,144
USD	17,000	HDFC Bank Ltd., 3.00%, 03/06/2018 (f)	17,205,700
USD	11,400	ICICI Bank Ltd., 4.00%, 03/18/2026 (f)	11,401,710
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,952,963
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	3,907,851
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (f)	4,749,078
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025	2,964,466
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,541,123
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,592,017
USD	11,954	ONGC Videsh Ltd., 4.63%, 07/15/2024 (f)	12,460,109
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,800,275
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	6,165,174
INR	200,000	Power Grid Corp. of India Ltd., 8.20%, 01/23/2025	3,030,930
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	3,158,287
INR	300,000	Power Grid Corp. of India Ltd., 9.30%, 09/04/2024	4,802,261
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	3,055,761
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,406,585
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,259,894
USD	4,800	State Bank of India, 3.62%, 04/17/2019 (f)	4,968,000

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
INDIA (continued)
INR	150,000	Steel Authority of India Ltd., 9.00%, 10/14/2024	$2,343,141
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,563,459
			133,829,804
INDONESIA—3.9%
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 9.40%, 02/10/2017	1,829,543
USD	1,200	Jababeka International BV, 7.50%, 09/24/2017 (b)(f)	1,216,490
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,322,338
USD	3,150	Majapahit Holding BV, 7.88%, 06/29/2037 (f)	3,819,375
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (f)	10,141,550
USD	4,888	Pertamina Persero PT, 5.63%, 05/20/2043 (f)	4,511,165
USD	11,900	Pertamina Persero PT, 6.00%, 05/03/2042 (f)	11,421,311
USD	7,600	Pertamina Persero PT, 6.45%, 05/30/2044 (f)	7,731,229
USD	6,009	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (f)	5,543,303
USD	4,600	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (f)	4,243,500
USD	4,000	Pratama Agung Pte Ltd., 6.25%, 02/24/2018 (b)(f)	4,046,520
			56,826,324
MALAYSIA—1.0%
USD	900	Petroliam Nasional Bhd, 7.63%, 10/15/2026 (f)	1,222,385
USD	8,180	Petronas Capital Ltd., 3.13%, 03/18/2022 (f)	8,399,682
USD	50	Petronas Capital Ltd., 5.25%, 08/12/2019 (f)	55,089
USD	2,400	Petronas Global Sukuk Ltd., 2.71%, 03/18/2020 (f)	2,416,049
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(b)(c)	2,636,901
			14,730,106
PHILIPPINES—2.0%
USD	3,700	Energy Development Corp., 6.50%, 01/20/2021 (f)	4,162,500
USD	3,072	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	3,233,280
USD	16,534	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (f)(g)	22,288,229
			29,684,009
REPUBLIC OF SOUTH KOREA—5.2%
USD	7,218	Doosan Heavy Industries & Construction Co. Ltd., 2.13%, 04/27/2020 (f)	7,194,715
USD	10,552	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (f)	10,602,491
USD	4,211	KEB Hana Bank, 2.50%, 06/12/2019 (f)	4,270,181
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (f)	2,059,672
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (f)	1,433,167
USD	4,000	Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/2018 (f)	4,085,200
USD	10,858	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (f)	11,316,664
USD	6,305	Korea Hydro & Nuclear Power Co. Ltd., 3.25%, 06/15/2025 (f)	6,605,440
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026 (f)	13,587,740
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (f)	3,045,072
USD	6,390	Minera y Metalergica del Boleo SA de CV, 2.88%, 05/07/2019 (f)	6,520,816
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (f)	4,209,853
			74,931,011
SINGAPORE—3.0%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017 (f)	2,093,272
USD	12,000	Global Logistic Properties Ltd., 3.88%, 06/04/2025 (f)	11,987,856

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
SINGAPORE (continued)
USD	5,608	HPHT Finance 15 Ltd., 2.88%, 03/17/2020 (f)	$5,661,837
USD	1,000	MPM Global Pte Ltd., 6.75%, 09/19/2017 (b)(f)	982,930
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(c)(f)	9,029,958
USD	4,164	TBG Global Pte Ltd., 5.25%, 02/10/2019 (b)(f)	4,089,618
USD	9,000	United Overseas Bank Ltd., 3.50%, 09/16/2026 (c)	9,030,951
			42,876,422
SRI LANKA—0.1%
USD	1,600	Bank of Ceylon, 5.33%, 04/16/2018 (f)	1,576,000
SUPRANATIONAL—5.2%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	11,913,025
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	14,504,994
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	7,623,800
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	9,606,655
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,397,456
AUD	7,500	International Bank for Reconstruction & Development, 4.50%, 03/07/2017	5,811,459
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	7,512,579
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	7,986,356
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	2,229,480
			75,585,804
THAILAND—3.2%
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (f)	2,638,579
USD	4,800	Bangkok Bank PCL, 9.03%, 03/15/2029 (f)	6,804,446
USD	17,170	Krung Thai Bank PCL, 5.20%, 12/26/2019 (a)(b)(c)(f)	17,691,350
USD	9,440	PTT Global Chemical PCL, 4.25%, 09/19/2022 (f)	10,016,350
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (f)	4,597,736
USD	4,002	Siam Commercial Bank PCL, 3.50%, 04/07/2019 (f)	4,129,864
			45,878,325
UNITED KINGDOM—1.1%
USD	15,962	HSBC Holdings PLC, 6.38%, 03/30/2025 (a)(b)(c)(h)	15,417,696
		Total Corporate Bonds—62.2% (cost $936,251,688)	900,286,956
GOVERNMENT BONDS—69.4%
AUSTRALIA—39.0%
AUD	34,700	Australia Government Bond, 3.25%, 04/21/2025 (f)	28,025,103
AUD	30,300	Australia Government Bond, 3.25%, 04/21/2029 (f)	24,330,837
AUD	158,900	Australia Government Bond, 3.75%, 04/21/2037 (f)	132,047,241
AUD	29,800	Australia Government Bond, 4.50%, 04/21/2033 (f)	27,425,759
AUD	55,000	Australia Government Bond, 4.75%, 06/15/2016 (f)	41,964,858
AUD	7,000	Australia Government Bond, 5.50%, 04/21/2023 (f)	6,414,562
AUD	35,300	Australia Government Bond, 5.75%, 07/15/2022 (f)	32,316,319
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026 (f)	6,341,803
AUD	46,000	New South Wales Treasury Corp., 6.00%, 02/01/2018	37,391,404
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	13,675,566
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018 (f)	18,584,719
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (f)(g)	27,994,978
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (g)	40,375,706
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020 (f)	21,193,552
AUD	61,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	47,679,446

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	$12,490,897
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	32,649,154
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	13,917,368
			564,819,272
BANGLADESH—0.1%
BDT	100,000	Bangladesh Treasury Bond, 11.78%, 08/14/2018 (d)	1,448,584
			1,448,584
CHINA—4.9%
CNH	13,000	China Development Bank, 3.35%, 03/20/2017	1,994,913
CNY	15,000	China Government Bond, 2.85%, 01/28/2026	2,296,923
CNY	20,000	China Government Bond, 3.14%, 09/08/2020	3,136,419
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (i)	7,876,937
CNY	10,000	China Government Bond, 3.36%, 05/24/2022 (i)	1,582,102
CNY	40,000	China Government Bond, 3.41%, 06/24/2020 (i)	6,332,849
CNY	20,000	China Government Bond, 3.46%, 07/11/2020 (i)	3,172,155
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (i)	319,869
CNY	88,000	China Government Bond, 3.64%, 04/09/2025 (i)	14,307,922
CNY	60,000	China Government Bond, 4.08%, 08/22/2023 (i)	9,925,089
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (i)	5,131,571
CNY	20,000	China Government Bond, 4.13%, 09/18/2024 (i)	3,352,246
CNY	20,000	China Government Bond, 4.15%, 04/28/2031 (i)	3,435,081
CNH	13,000	Export-Import Bank of China (The), 3.25%, 01/17/2021	1,998,750
USD	5,531	Export-Import Bank of China (The), 3.63%, 07/31/2024 (f)	5,812,876
			70,675,702
INDIA—3.0%
INR	1,885,000	India Government Bond, 8.12%, 12/10/2020	29,137,502
INR	125,000	India Government Bond, 8.30%, 07/02/2040	1,968,251
INR	16,000	India Government Bond, 8.33%, 06/07/2036	252,797
INR	110,440	India Government Bond, 8.40%, 07/28/2024	1,733,607
INR	502,500	India Government Bond, 8.60%, 06/02/2028	8,041,667
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,494,380
INR	9,230	India Government Bond, 9.20%, 09/30/2030	154,738
			43,782,942
INDONESIA—4.5%
USD	7,989	Indonesia Government International Bond, 3.38%, 04/15/2023 (f)	7,909,813
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (f)	3,584,823
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (f)	8,167,958
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,680,063
IDR	40,000,000	Indonesia Treasury Bond, 8.25%, 05/15/2036	3,139,642
IDR	114,000,000	Indonesia Treasury Bond, 8.38%, 03/15/2024	9,019,035
IDR	120,400,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	9,556,864
IDR	20,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	1,628,465
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,473,385
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,817,293
USD	2,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (f)	2,132,000
USD	3,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024 (f)	4,065,397

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
INDONESIA (continued)
USD	7,809	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026 (f)	$7,999,540
			65,174,278
MONGOLIA—0.7%
USD	10,010	Mongolia Government International Bond, 10.88%, 04/06/2021 (f)	10,184,875
PHILIPPINES—3.3%
PHP	347,040	Philippine Government Bond, 5.75%, 11/24/2021	8,250,881
PHP	544	Philippine Government Bond, 6.38%, 01/19/2022	13,253
PHP	331,030	Philippine Government Bond, 9.13%, 09/04/2016	7,231,008
PHP	251,000	Philippine Government International Bond, 3.63%, 03/21/2033	4,913,326
USD	7,050	Philippine Government International Bond, 7.75%, 01/14/2031	10,872,997
USD	7,100	Philippine Government International Bond, 9.50%, 02/02/2030	12,123,406
USD	2,970	Philippine Government International Bond, 9.88%, 01/15/2019	3,641,915
			47,046,786
REPUBLIC OF SOUTH KOREA—9.9%
USD	12,500	Export-Import Bank of Korea, 2.63%, 12/30/2020	12,774,738
USD	5,600	Korea Land & Housing Corp., 1.88%, 08/02/2017 (f)	5,612,930
KRW	37,000,000	Korea Treasury Bond, 2.25%, 12/10/2025	33,775,635
KRW	1,000,000	Korea Treasury Bond, 2.75%, 09/10/2017	892,711
KRW	46,000,000	Korea Treasury Bond, 3.00%, 09/10/2024	44,246,356
KRW	5,500,000	Korea Treasury Bond, 3.25%, 09/10/2018	5,024,646
KRW	10,300,000	Korea Treasury Bond, 3.38%, 09/10/2023	10,083,487
KRW	7,000,000	Korea Treasury Bond, 3.50%, 03/10/2024	6,938,527
KRW	3,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	3,249,872
KRW	1,500,000	Korea Treasury Bond, 3.75%, 12/10/2033	1,682,105
KRW	19,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	18,840,533
			143,121,540
SINGAPORE—2.9%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,230,185
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (f)	2,246,646
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,571,050
SGD	10,000	Singapore Government Bond, 0.50%, 04/01/2018	7,364,836
SGD	20,000	Singapore Government Bond, 3.00%, 09/01/2024	16,001,785
SGD	15,490	Singapore Government Bond, 3.50%, 03/01/2027	12,986,560
			42,401,062
SRI LANKA—1.1%
USD	5,254	Sri Lanka Government Bonds, 6.13%, 06/03/2025 (f)	4,952,772
LKR	90,000	Sri Lanka Government Bonds, 8.00%, 09/01/2016	611,811
LKR	151,000	Sri Lanka Government Bonds, 8.00%, 11/15/2018	955,070
LKR	230,000	Sri Lanka Government Bonds, 8.50%, 04/01/2018	1,496,640
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	2,509,584
LKR	293,000	Sri Lanka Government Bonds, 8.75%, 05/15/2017	1,970,154
LKR	80,000	Sri Lanka Government Bonds, 11.20%, 07/01/2022	525,305
LKR	420,000	Sri Lanka Government Bonds, 11.40%, 01/01/2024	2,747,001
			15,768,337
		Total Government Bonds—69.4% (cost $1,052,915,237)	1,004,423,378

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)

SHORT-TERM INVESTMENT—2.5%
UNITED STATES—2.5%
USD	36,261	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 in the amount of $36,261,091 (collateralized by $36,185,000 U.S. Treasury Obligation, maturing 02/15/2025; value of $36,999,163)	$36,261,000
		Total Short-Term Investment—2.5% (cost $36,261,000)	36,261,000
		Total Investments—134.1% (cost $2,025,427,925)	1,940,971,334

		Long Term Debt Securities	(525,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value	(50,000,000)
		Other Assets in Excess of Liabilities—5.6%	81,271,235
		Net Assets—100.0%	$1,447,242,569

AUD—Australian Dollar	INR—Indian Rupee	SGD—Singapore Dollar
BDT—Bangladesh Taka	KRW—South Korean Won	THB—Thai Baht
CNH—Chinese Yuan Renminbi Offshore	LKR—Sri Lanka Rupee	USD—U.S. Dollar
CNY—Chinese Yuan Renminbi	MYR—Malaysian Ringgit
IDR—Indonesian Rupiah	PHP—Philippine Peso

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2016.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(d)	Illiquid security.
(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Denotes a restricted security, see Note 2(c).
(g)	This security is government guaranteed.
(h)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(i)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.

At April 30, 2016, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%—5 year	UBS	289	06/30/2016	$108,168
United States Treasury Note 6%—10 year	UBS	(1,152)	06/21/2016	(601,355)
United States Treasury Note 6%—2 year	UBS	346	06/30/2016	(49,461)
United States Treasury Note 6%—30 year	UBS	164	06/21/2016	(327,622)
				$(870,270)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
06/17/2016	Citigroup	AUD216,805,729	USD165,758,820	$164,540,818	$(1,218,002)
Indian Rupee/United States Dollar
06/01/2016	Credit Suisse	INR2,773,167,630	USD40,100,000	41,581,791	1,481,791
Indonesian Rupiah/United States Dollar
06/03/2016	BNP Paribas	IDR272,339,000,000	USD20,300,000	20,560,094	260,094
Malaysian Ringgit/United States Dollar
09/30/2016	Deutsche Bank	MYR111,677,250	USD28,500,000	28,309,335	(190,665)
Philippine Peso/United States Dollar
07/14/2016	Goldman Sachs	PHP682,258,000	USD14,600,000	14,497,125	(102,875)
Singapore Dollar/United States Dollar
06/30/2016	Royal Bank of Canada	SGD28,070,240	USD20,500,000	20,850,011	350,011
South Korean Won/United States Dollar
05/13/2016	State Street	KRW2,683,120,000	USD2,200,000	2,354,970	154,970
Thai Baht/United States Dollar
05/16/2016	Goldman Sachs	THB1,185,476,500	USD33,100,000	33,931,797	831,797
				$326,625,941	$1,567,121
Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
06/17/2016	State Street	USD165,000,000	AUD216,805,729	$164,540,818	$459,182
United States Dollar/Chinese Renminbi
08/05/2016	Citigroup	USD30,800,000	CNY201,875,520	31,028,975	(228,975)
United States Dollar/Chinese Yuan Renminbi Offshore
08/05/2016	Goldman Sachs	USD1,700,000	CNH11,109,500	1,705,795	(5,795)
United States Dollar/Indian Rupee
05/18/2016	Citigroup	USD2,100,000	INR140,648,550	2,114,618	(14,618)
05/18/2016	Credit Suisse	USD39,900,000	INR2,768,262,000	41,620,177	(1,720,177)
05/18/2016	Deutsche Bank	USD1,300,000	INR87,698,000	1,318,519	(18,519)
United States Dollar/Indonesian Rupiah
06/03/2016	Goldman Sachs	USD13,100,000	IDR174,230,000,000	13,153,405	(53,405)
06/03/2016	Standard Chartered Bank	USD12,699,999	IDR171,386,500,000	12,938,736	(238,737)
United States Dollar/Philippine Peso
07/14/2016	Goldman Sachs	USD19,200,000	PHP897,216,000	19,064,712	135,288
United States Dollar/Singapore Dollar
06/30/2016	Royal Bank of Canada	USD8,200,000	SGD11,228,096	8,340,004	(140,004)
06/30/2016	State Street	USD14,200,000	SGD19,252,360	14,300,266	(100,266)
United States Dollar/South Korean Won
05/13/2016	State Street	USD43,200,000	KRW52,918,300,000	46,446,299	(3,246,299)
United States Dollar/Thai Baht
05/16/2016	Goldman Sachs	USD31,900,000	THB1,142,498,500	32,701,641	(801,641)
				$389,273,965	$(5,973,966)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

At April 30, 2016, the Fund’s over-the-counter interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized (Depreciation)
USD	59,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	$(217,327)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	(165,489)
							$(382,816)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2016

Assets
Investments, at value (cost $1,989,166,925)	$1,904,710,334
Repurchase agreement, at value (cost $36,261,000)	36,261,000
Foreign currency, at value (cost $61,495,951)	62,311,277
Cash at broker for interest rate swaps	1,050,000
Cash at broker for futures contracts	761,981
Cash at broker for China A shares	70,867
Interest receivable	23,063,245
Receivable for investments sold	10,106,338
Unrealized appreciation on forward foreign currency exchange contracts	3,673,133
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,548,437
Variation margin receivable for futures contracts	108,168
Prepaid expenses	14,042
Total assets	2,044,678,822

Liabilities
Senior secured notes payable (Note 8)	200,000,000
Revolving credit facility payable (Note 9)	125,000,000
4-year term loan payable	100,000,000
5-year term loan payable	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Unrealized depreciation on forward foreign currency exchange contracts	8,079,978
Payable for investments purchased	4,574,802
Interest payable on revolving credit facility, senior secured notes and term loans	3,114,403
Due to custodian	2,625,443
Investment management fees payable (Note 3)	1,090,605
Variation margin payable for futures contracts	978,438
Deferred foreign capital gains tax	741,583
Unrealized depreciation on over-the-counter interest rate swaps	382,816
Administration fee payable (Note 3)	229,365
Dividend payable on Series A Mandatory Redeemable Preferred Shares	171,875
Investor relations fees payable (Note 3)	124,806
Accrued expenses	322,139
Total liabilities	597,436,253

Net Assets Applicable to Common Shareholders	$1,447,242,569

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$2,546,323
Paid-in capital in excess of par	1,528,016,452
Distributions in excess of net investment income	(21,865,596)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(88,426,269)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	65,028,214
Accumulated net realized foreign exchange gains	116,631,986
Net unrealized foreign exchange and forward foreign currency contract losses	(154,688,541)
Net Assets Applicable to Common Shareholders	$1,447,242,569
Net asset value per share based on 254,632,251 shares issued and outstanding	$5.68 (a)

(a)	The NAV shown above differs from the traded NAV on April 30, 2016 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $458,792)	$47,906,029
47,906,029

Expenses
Investment management fee (Note 3)	5,278,940
Administration fee (Note 3)	1,111,582
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	413,614
Custodian’s fees and expenses	265,506
Investor relations fees and expenses (Note 3)	264,395
Insurance expense	185,889
Reports to shareholders and proxy solicitation	165,642
Directors’ fees and expenses	124,851
Legal fees and expenses	71,702
Transfer agent’s fees and expenses	69,546
Independent auditors’ fees and expenses	43,611
Miscellaneous	151,418
Total operating expenses, excluding interest expense	8,146,696
Interest expense (Notes 8 & 9)	6,588,072
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	962,497
Net operating expenses	15,697,265

Net investment income applicable to common shareholders	32,208,764

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $288,158 capital gains tax)	8,640,451
Interest rate swaps	(450,184)
Futures contracts	522,414
Forward and spot foreign currency exchange contracts	(11,825,436)
Foreign currency transactions	(47,074,668)
(50,187,423)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(57,891) change in deferred capital gains tax)	11,143,248
Interest rate swaps	339,687
Futures contracts	(648,049)
Forward foreign currency exchange rate contracts	(5,002,108)
Foreign currency translation	93,025,492
98,858,270
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	48,670,847
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$80,879,611

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$32,208,764	$72,157,952
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	8,712,681	(2,917,607)
Net realized loss from foreign currency transactions	(58,900,104)	(68,765,179)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	10,834,886	(16,449,951)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	88,023,384	(140,478,054)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	80,879,611	(156,452,839)

Distributions to Common Shareholders from:
Net investment income	(53,599,661)	(102,766,980)
Tax return of capital	—	(5,766,249)
Net decrease in net assets applicable to common shareholders from distributions	(53,599,661)	(108,533,229)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 1,676,887 and 4,991,465 shares of common stock, respectively (Note 6)	(7,685,949)	(26,309,672)
Change in net assets from common stock transactions	(7,685,949)	(26,309,672)
Change in net assets applicable to common shareholders resulting from operations	19,594,001	(291,295,740)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,427,648,568	1,718,944,308
End of period (including distributions in excess of net investment income of ($21,865,596) and ($474,699), respectively)	$1,447,242,569	$1,427,648,568

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2016

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $4,793,262)	$54,761,551
Operating expenses paid	(14,355,050)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(1,546,875)
Purchases and sales of short-term portfolio investments, net	40,058,000
Purchases of long-term portfolio investments	(412,574,555)
Proceeds from sales of long-term portfolio investments	475,821,101
Realized losses on forward foreign currency exchange contracts closed	(9,241,371)
Realized losses on interest rate swap transactions	(450,184)
Payments received from broker for futures contracts	648,960
Decrease in cash collateral held at broker for China A shares	3,699
Decrease in prepaid expenses and other assets	185,894
Net cash provided from operating activities	133,311,170
Cash flows provided from (used for) financing activities
Repurchase of common stock	(7,685,949)
Dividends paid to common shareholders	(53,599,661)
Due to custodian	2,588,096
Net cash used for financing activities	(58,697,514)
Effect of exchange rate on cash	(48,444,319)
Net increase in cash	26,169,337
Cash at beginning of period	36,141,940
Cash at end of period	$62,311,277

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$80,879,611
Decrease in investments	122,337,816
Net realized gain on investment transactions	(8,640,451)
Net realized foreign exchange losses	49,658,733
Net change in unrealized appreciation/depreciation on investments	(11,128,940)
Net change in unrealized foreign exchange gains/losses	(88,023,384)
Decrease in interest receivable	2,062,260
Increase in receivable for investments sold	(4,277,544)
Decrease in interest payable on bank loan, senior secured notes and term loans	(256,765)
Decrease in dividend payable to preferred shares	(584,378)
Net change in variation margin on future contracts	648,049
Net decrease in other assets	185,894
Decrease in payable for investments purchased	(9,976,772)
Payments made to broker for interest rate swaps	(339,687)
Payments received from broker for futures contracts	126,546
Decrease in cash collateral at broker for China A shares	3,699
Decrease in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	597,653
Increase in accrued expenses and other liabilities	38,830
Total adjustments	52,431,559
Net cash provided from operating activities	$133,311,170

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2016 (unaudited)		For the Fiscal Years Ended October 31,
			2015	2014	2013		2012	2011
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$5.57		$6.58	$6.89	$7.78		$7.48	$7.27
Net investment income	0.13		0.28	0.28	0.30		0.36	0.39
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.18		(0.88)	(0.18)	(0.77)		0.36	0.24
Total from investment operations applicable to common shareholders	0.31		(0.60)	0.10	(0.47)		0.72	0.63
Distributions to common shareholders from:
Net investment income	(0.21)		(0.40)	(0.42)	(0.42)		(0.42)	(0.42)
Tax return of capital	–		(0.02)	–	–		–	–
Total distributions to shareholders	(0.21)		(0.42)	(0.42)	(0.42)		(0.42)	(0.42)
Capital Share Transactions:
Offering cost on common stock	–		–	–	–		–	–
Impact of shelf offering	–		–	–	–		–	–
Impact due to open market repurchase policy (Note 7)	0.01		0.01	0.01	–		–	–
Total capital share transactions	0.01		0.01	0.01	–		–	–
Net asset value per common share, end of period	$5.68		$5.57	$6.58	$6.89		$7.78	$7.48
Market value, end of period	$5.04		$4.75	$5.88	$6.44		$7.90	$6.93

Total Investment Return Based on(b):
Market value	10.98%		(12.38% )	(2.17% )	(13.37%	)	20.47%	6.59%
Net asset value	6.66%	(c)	(8.19% )	2.33%	(5.89%	)(c)	9.92% (c)	9.20%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,447,243		$1,427,649	$1,718,944	$1,842,470		$2,042,337	$1,951,739
Average net assets applicable to common shareholders (000 omitted)	$1,411,865		$1,549,308	$1,771,852	$1,953,410		$1,965,038	$1,937,986
Net operating expenses	2.24%	(f)	2.15% (e)	1.97%	1.50%		1.38%	1.49%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.16%	(f)	1.14% (e)	1.09%	1.03%		1.01%	1.05%
Net investment income	4.59%	(f)	4.65%	4.14%	4.07%		4.85%	5.30%
Portfolio turnover	20%		45%	49%	42%		38%	72%
Leverage (senior securities) outstanding (000 omitted)	$525,000		$525,000	$550,000	$550,000		$600,000	$600,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000		$–	$–
Asset coverage ratio on long-term debt obligations at period end(g)	385%		381%	422%	444%		440%	425%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,852		$3,815	$4,216	$4,441		$4,404	$4,253
Asset coverage ratio on total leverage at period end(h)	352%		348%	386%	407%		–	–
Asset coverage per share on total leverage at period end	$3,517		$3,483	$3,862	$4,071		$–	$–

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six-month period ended April 30, 2016 and fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.45%, 4.79%, 4.26%, 4.10%, 4.85% and 5.30%, respectively.
(e)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares expiring in August 2015.
(f)	Annualized.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board of Directors upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$900,286,956	$–	$900,286,956
Government Bonds	–	1,004,423,378	–	1,004,423,378
Total Fixed Income Investments	–	1,904,710,334	–	1,904,710,334
Short-Term Investment	–	36,261,000	–	36,261,000
Total Investments	$–	$1,940,971,334	$–	$1,940,971,334
Other Financial Instruments
Futures Contracts	$108,168	$–	$–	$108,168
Forward Foreign Currency Exchange Contracts	–	3,673,133	–	3,673,133
Total Other Financial Instruments	$108,168	$3,673,133	$–	3,781,301
Total Assets	$108,168	$1,944,644,467	$–	1,944,752,635
Liabilities
Other Financial Instruments
Futures Contracts	$(978,438)	$–	$–	$(978,438)
Forward Foreign Currency Exchange Contracts	–	(8,079,978)	–	(8,079,978)
Interest Rate Swap Agreements	–	(382,816)	–	(382,816)
Total Liabilities	$(978,438)	$(8,462,794)	$–	$(9,441,232)

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2016, Green Dragon Gas Ltd. transferred from Level 3 to Level 2 because it was not a single broker priced security at April 30, 2016. For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $36,261,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2016, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Funds’ position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/loss is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2016, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six-month period ended April 30, 2016, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination.

The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps, including some interest rate swaps, when entered into, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC. The Fund does not hold any swaps that are subject to mandatory clearing. In a centrally cleared

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2016:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2016		Period Ended April 30, 2016
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$382,816

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	3,673,133	Unrealized depreciation on forward currency exchange contracts	8,079,978

Futures contracts (Interest Rate Risk)*	Unrealized appreciation on futures contracts	108,168	Unrealized depreciation on futures contracts	978,438
Total		$3,781,301		$9,441,232

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments.

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2016 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets & Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency (2)
BNP Paribas	$260,094	$–	$–	$260,094	$–	$–	$–	$–
Citigroup	–	–	–	–	1,461,595	–	–	1,461,595
Credit Suisse	1,481,791	(1,481,791)	–	–	1,720,177	(1,481,791)	–	238,386
Deutsche Bank	–	–	–	–	209,184	–	–	209,184
Goldman Sachs	967,085	(963,716)	–	3,369	963,716	(963,716)	–	–
Royal Bank of Canada	350,011	(140,004)	–	210,007	140,004	(140,004)	–	–
Standard Chartered Bank	–	–	–	–	238,737	–	–	238,737
State Street	614,152	(614,152)	–	–	3,346,565	(614,152)	–	2,732,413
Interest rate swaps (2)
Barclays Bank	$–	$–	$–	$–	$382,816	$–	$(382,816)	$–

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2016:

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (credit risk)		$(450,184)	$339,687

Forward foreign exchange contracts (foreign exchange risk)		(9,890,894)	(5,002,108)

Futures contracts (Interest Rate Risk)		522,414	(648,049)
Total		$(9,818,664)	$(5,310,470)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2016. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2016.

Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
$627,166,667	$21,366,667	$125,000,000

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the Investment Company Act of 1940, as amended (“1940 Act”), is in excess of 225%. The character of distributions to Series A

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six-month period ended April 30, 2016 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of a separately identifiable unit called Qualified Business Unit (“QBU”) (see the Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss based on the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are utilized and the pooled U.S. dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes.

Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

AAMAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2016, AAMAL earned $5,278,940 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2016, AAMI earned $1,111,582 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $259,364. For the six-month period ended April 30, 2016 AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $363,300,149 and $410,168,990, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value common stock. During the six-month period ended April 30, 2016, the Fund repurchased 1,676,887 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2016, there were 254,632,251 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 1,676,887 and 4,991,465 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2016, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2016.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,473,800

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2016, the Fund paid $962,497 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2016, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2016, the Fund had $200,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020 and $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes and the Series B Notes accrue interest at annual fixed rates of 3.05% and 3.69%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

estimated fair value for each series of Notes outstanding at April 30, 2016.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$100,392,290
Series B	June 12, 2023	3.69%	$100,000,000	$101,982,242

9. Credit Facility

On April 9, 2014, the Fund renewed its credit agreement providing for a $150,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. At April 30, 2016 the Fund had $125,000,000 outstanding under the Revolving Credit Facility and $200,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2016, the average interest rate on the Revolving Credit Facility was 1.38% and the average balance of the Revolving Credit Facility was $125,000,000. Pursuant to the Term Loan Agreement, the Term Loan Facility consists of two separate facilities: $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 term loan facility which accrues interest at 2.33% per annum (the “Term B Facility”). For the six-month period ended April 30, 2016, the average interest rate on the Term Loan Facility was 2.57% and the average balance of the Term Loan Facility was $200,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each Term Loan Facility outstanding as of April 30, 2016.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term A Facility	June 12, 2018	2.80%	$100,000,000	$100,614,048
Term B Facility	December 14, 2019	2.38%	$100,000,000	$98,511,676

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term A Facility and the Term B Facility have 5- and 3-year terms, respectively. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2016.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 9, 2017	1.46%	$125,000,000	$124,023,505

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2016, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2016, the Fund incurred fees of approximately $363,995 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$1,893,504,588	$62,912,930	$(15,446,184)	$47,466,746

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2016, other than those listed below.

On May 10, 2016 and June 9, 2016, the Fund announced that it will pay on May 27, 2016 and June 27, 2016, a distribution of US $0.035 per share to all shareholders of record as of May 19, 2016 and June 20, 2016, respectively.

Effective July 31, 2016, the Fund’s blended benchmark will change, as summarized below:

Index	Current Weight	New Index	New Weight
Bloomberg Ausbond Composite[1] Index	45.00%	Bloomberg Ausbond Composite Index[1]	35.00%
JP Morgan Asian Credit Index[2]	35.75%	JP Morgan Asian Credit Index[2]	40.00%
Markit iBoxx Asia ex Japan Government Bond Index[3]	19.25%	Markit iBoxx Asia Government Index[3]	15.00%
		Markit iBoxx Asia Government India Index[4]	5.00%
		Markit iBoxx Asia Government Indonesia Index[5]	5.00%

[1]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
[2]	The JP Morgan Asian Credit Index is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.
[3]

The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

[4]	The Markit iBoxx Asia Government India Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from India.
[5]	The Markit iBoxx Asia Government Indonesia Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from Indonesia.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 24, 2016 at AAMI’s office at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class I directors for a three-year term or until his successor is duly elected and qualifies:

	Votes For	Votes Against	Votes Withheld
John T. Sheehy	198,233,382	10,126,767	5,060,432
Neville J. Miles	197,842,677	10,527,745	5,050,159

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, P. Gerald Malone, William J. Potter and Peter D. Sacks.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Martin J. Gilbert, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2016 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC

FAX-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2016, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2015 through November 30, 2015	491,832	$4.54	491,832	25,581,730
December 1, 2015 through December 31, 2015	200,000	$4.48	200,000	25,381,730
January 1, 2016 through January 31, 2016	400,000	$4.43	400,000	24,981,730

February 1, 2016 through February 28, 2016	261,989	$4.50	261,989	24,719,741
March 1, 2016 through March 31, 2016	209,870	$4.83	209,870	24,509,871
April 1, 2016 through April 30, 2016	113,196	$4.94	113,196	24,396,675
Total	1,676,887	$4.62	1,676,887	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6), 12(c)(7) and 12(c)(8), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 8, 2016

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6), 12(c)(7) and 12(c)(8) – Distribution notice to stockholders